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                                                                    EXHIBIT 4.2

Number                                                           Shares
A
                                                                 ------
9% Noncumulative Perpetual
   Preferred Stock, Series A
Stated Value $25.00 per share


                        [TAYLOR CAPITAL GROUP, INC.]


                                              CUSIP 876851 20 5

                                     SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This is to Certify that



is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE 9%
          NONCUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A, OF

Taylor Capital Group, Inc. transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, Taylor Capital Group, Inc. has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

     Dated:


                                     [SEAL]


/s/                                      /s/
CHIEF FINANCIAL OFFICER AND SECRETARY    CHAIRMAN OF THE BOARD AND
                                         CHIEF EXECUTIVE OFFICER


Countersigned and Registered:
COLE TAYLOR BANK
  Transfer Agent and Registrar

By:

  Authorized Signature


                           TAYLOR CAPITAL GROUP, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH IT IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT                Custodian
                 --------------             ----------------
                   (Cust)                        (Minor)
                 under Uniform Gifts to Minors Act
                                                   ----------------------
                                                           (State)

Additional abbreviations may also be used though not in the above list.

     For Value Received,                hereby sell, assign and transfer unto
                         --------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE OF ASSIGNEE)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ----------------------


                                   X ------------------------------------------

                                   X ------------------------------------------

                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER



Signature(s) Guaranteed


BY -------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.